UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 22, 2008

Las Vegas Gaming, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30375	88-0392994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4000 W. Ali Baba Lane Suite D, Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	702-871-7111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

Item 3.02. Unregistered Sale of Equity Securities.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01. Other Events.

Closing of IGT Transaction

On October 24, 2008 (the “Closing Date”), Las Vegas Gaming, Inc. (the “Company”) closed the transaction with IGT which was previously reported by the Company on a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2008 (the “October 7 Form 8-K”).  On the Closing Date, pursuant to the terms of the Investment Agreement, dated as of September 30, 2008 (the “Investment Agreement”), between the Company and IGT, the Company issued to IGT 4,693,878 shares of its newly designated Series I Preferred Stock (the “Series I Preferred Stock”), and executed and delivered to IGT a warrant to purchase an aggregate of 1,500,000 shares of the Company’s common stock at an exercise price of $2.45 per share (the “Warrant”).  The material terms of the Investment Agreement, the Preferred Shares and the Warrant were disclosed in the October 7 Form 8-K.

Certificate of Designation and Amended and Restated Certificates of Designation

On October 22, 2008, the Company filed a Certificate of Designation for Series I Preferred Stock (the “Series I Certificate of Designation”) with the Nevada Secretary of State.  The Series I Certificate of Designation was filed to designate 4,693,878 shares of the Company’s 10,000,000 shares of authorized preferred stock, $.001 par value, as “Series I Preferred Stock.”

On October 22, 2008, the Company filed Amended and Restated Certificates of Designation (the “Amended and Restated Certificates of Designation”) with the Nevada Secretary of State with respect to its Series B, Series E, Series F, Series G and Series H Convertible Preferred Stock (collectively, the “Outstanding Preferred Stock”).  Among other things, the Amended and Restated Certificates of Designation provide that the Outstanding Preferred Stock is junior to the Series I Preferred Stock with respect to distributions upon liquidation, dissolution or winding up of the Company.  However, Series F Convertible Preferred Stock shall remain senior to Series I Preferred Stock with respect to the Gambler’s Bonus Million Dollar Ticket Jackpot Security Account (as defined in the Series F Amended and Restated Certificate of Designation).  The Amended and Restated Certificates of Designation for Series B, E and H also reduced the number of authorized shares of such series from 350,000, 3,300,000, and 1,000,000 shares, respectively, to the amount of shares outstanding of such series, or 76,750, 810,800, and 98,500 shares, respectively.

As disclosed in the October 7 Form 8-K, on October 3, 2008, the Company filed Certificates of Withdrawal of Certificate of Designation (the “Certificates of Withdrawal”) with the Nevada Secretary of State with respect to its Series A, Series C and Series D Convertible Preferred Stock.  Prior to the filing of the Certificates of Withdrawal, the Company had designated 2,000,000, 100,000, and 125,000 shares of preferred stock to such series, respectively.

After giving effect to the Series I Certificate of Designation, the Amended and Restated Certificates of Designation and the Certificates of Withdrawal, the Company has 3,970,072 shares of undesignated preferred stock, $.001 par value, remaining.

The Series I Certificate of Designation is filed as Exhibit 3.1 to this current report and incorporated herein by reference.  The Amended and Restated Certificates of Designation of Series B, Series E, Series F, Series G and Series H Convertible Preferred Stock are filed as Exhibits 3.2, 3.3, 3.4, 3.5 and 3.6, respectively, to this current report and incorporated herein by reference.

Amendment to Amended Bylaws

On the Closing Date, the amendment to the Company’s Amended Bylaws, as disclosed in the October 7 Form 8-K became effective.

CAMOFI Satisfaction and Termination Agreement

On October 24, 2008, the Company, its subsidiaries, Imagineering Gaming, Inc. and Las Vegas Keno, Inc. (the “Subsidiaries”), and CAMOFI MASTER LDC (“CAMOFI”), executed a Satisfaction and Termination Agreement (the “Satisfaction and Termination Agreement”).  Pursuant to the Satisfaction and Termination Agreement, the Company paid in full the Company’s Amended and Restated Senior Secured Convertible Note in favor of CAMOFI (the “Note”) due January 1, 2010 in the aggregate principal amount of $6,051,250.00, together with accrued interest and a prepayment penalty, for a total payoff amount of $7,618,522.

Pursuant to the Satisfaction and Termination Agreement, and in connection with the repayment of the Note, the parties terminated the Securities Purchase Agreement dated as of March 31, 2006 between the Company and CAMOFI (except for the Warrants, defined below, and certain surviving provisions, which survive solely to the extent applicable to the 2006 Warrant, defined below, and the shares of common stock issuable upon exercise of the 2006 Warrant (the “Surviving Provisions”)); the Note; the Subsidiary Guarantee dated as of March 31, 2006 between the Subsidiaries and CAMOFI, as amended pursuant to Amendment No. 1 to Subsidiary Guarantee dated effective as of April 30, 2008 among the Subsidiaries and CAMOFI; the Security Agreement dated as of March 31, 2006 between the Company, the Subsidiaries and CAMOFI, as amended pursuant to Amendment No. 1 to Security Agreement, dated effective April 30, 2008 between the Company, the Subsidiaries and CAMOFI; the Security Interest Agreement executed May 13, 2008 between the Company, the Subsidiaries and CAMOFI; the Security Interest Agreement executed June 10, 2008 between the Company, the Subsidiaries and CAMOFI; and the Amended and Restated Registration Rights Agreement dated as of April 30, 2008 between the Company and CAMOFI.  The Company, the Subsidiaries and CAMOFI also agreed to release each other from all claims, rights and obligations arising from all of the foregoing agreements and instruments except for the Surviving Provisions and the Warrants.

The Satisfaction and Termination Agreement is filed as Exhibit 10.1 to this current report and incorporated herein by reference.

Amendment to CAMOFI Warrants

On October 24, 2008, the Company and CAMOFI executed a First Amendment to Warrants (the “First Amendment”) which amends the Common Stock Purchase Warrant dated March 31, 2006 (the “2006 Warrant”) granting CAMOFI the right to purchase up to 2,500,000 shares of the Company’s common stock, $.001 par value (“Common Stock”), at an exercise price of $1.48 per share, and the Stock Purchase Warrant dated March 22, 2007 (the “2007 Warrant” and collectively with the 2006 Warrant, the “Warrants”) granting CAMOFI the right to purchase up to 175,000 shares of Common Stock at an exercise price of $1.48 per share.  The First Amendment amends the Warrants to provide for the Warrants to be exercised for Common Stock or the Company’s Common Stock Series A, $.001 par value (“Common Stock Series A”), to provide certain registration rights for the Common Stock and Common Stock Series A underlying the Warrants, to provide certain registration rights for the 300,000 shares of Common Stock Series A currently held by CAMOFI, and to provide a cashless exercise provision in the 2007 Warrant.

The First Amendment is filed as Exhibit 10.2 to this current report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit	Name
Exhibit 3.1	Certificate of Designation for Series I Preferred Stock as filed with the Nevada Secretary of State on October 22, 2008
Exhibit 3.2	Amended and Restated Certificate of Designation for Series B Convertible Preferred Stock as filed with the Nevada Secretary of State on October 22, 2008
Exhibit 3.3	Amended and Restated Certificate of Designation for Series E Convertible Preferred Stock as filed with the Nevada Secretary of State on October 22, 2008
Exhibit 3.4	Amended and Restated Certificate of Designation for Series F Convertible Preferred Stock as filed with the Nevada Secretary of State on October 22, 2008
Exhibit 3.5	Amended and Restated Certificate of Designation for Series G Convertible Preferred Stock as filed with the Nevada Secretary of State on October 22, 2008
Exhibit 3.6	Amended and Restated Certificate of Designation for Series H Convertible Preferred Stock as filed with the Nevada Secretary of State on October 22, 2008
Exhibit 10.1	Satisfaction and Termination Agreement dated as of October 24, 2008 by and among Las Vegas Gaming, Inc., Imagineering Gaming, Inc., Las Vegas Keno, Inc. and CAMOFI MASTER LDC
Exhibit 10.2	First Amendment to Warrants dated as of October 24, 2008 by and among Las Vegas Gaming, Inc. and CAMOFI MASTER LDC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS GAMING, INC.

Date: October 28, 2008	By:	/s/ Bruce A. Shepard
Bruce A. Shepard Chief Financial Officer